                                                                    EXHIBIT 99.1
                                    FORM OF

                             LETTER OF TRANSMITTAL

                       SPANISH BROADCASTING SYSTEM, INC.

                               OFFER TO EXCHANGE
              SHARES OF OUR REGISTERED 10 3/4% SERIES B CUMULATIVE
                    EXCHANGEABLE REDEEMABLE PREFERRED STOCK
          FOR ANY AND ALL SHARES OF OUR UNREGISTERED 10 3/4% SERIES A
               CUMULATIVE EXCHANGEABLE REDEEMABLE PREFERRED STOCK
                             ---------------------

             PURSUANT TO THE PROSPECTUS, DATED               , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF SERIES A PREFERRED STOCK (AS DEFINED HEREIN) MUST TENDER THEIR SERIES A PREFERRED STOCK PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE IN ORDER TO RECEIVE SERIES B PREFERRED STOCK (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     Each holder of Series A Preferred Stock wishing to accept the Exchange Offer (as defined herein), except holders of Series A Preferred Stock executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC"), should complete, sign and submit this Letter of Transmittal to the exchange agent, Wachovia Bank, N.A., (the "Exchange Agent"), by registered or certified mail, overnight carrier, hand delivery or facsimile transmission (eligible institutions only) at the following address or facsimile number, on or prior to the Expiration Date:

                      WACHOVIA BANK, N.A., EXCHANGE AGENT

  By Hand Or Overnight Delivery:        Facsimile Transmissions:       By Registered Or Certified Mail:
       Wachovia Bank, N.A.            (Eligible Institutions Only)           Wachovia Bank, N.A.
  National Trust Services Group              (704) 590-7628             National Trust Services Group
         40 Broad Street                                                       40 Broad Street
            5th Floor                  To Confirm by Telephone or                 5th Floor
     New York, New York 10004            for Information Call:             New York, New York 10004
    Attention: Keith Williams               (704) [        ]              Attention: Keith Williams

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO EXCHANGE THEIR SHARES OF SERIES A PREFERRED STOCK FOR SHARES OF SERIES B PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES OF SERIES A PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus relating to the Exchange Offer (the
"Prospectus"), dated           , 2004, of Spanish Broadcasting System, Inc., a
Delaware corporation (the "Company").

     By execution hereof, the undersigned acknowledges receipt of the Prospectus, which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange its registered 10 3/4% Series B Cumulative Exchangeable Redeemable Preferred Stock (the "Series B Preferred Stock") for any and all of its outstanding unregistered 10 3/4% Series A Cumulative Exchangeable Redeemable Preferred Stock (the "Series A Preferred Stock"), as further described in the Prospectus. The Series B Preferred Stock has been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Exchange Offer is being made pursuant to the Registration Rights Agreement dated as of October 30, 2003 (the "Registration Rights Agreement") among the Company, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities, Inc. All shares of Series A Preferred Stock validly tendered and not withdrawn prior to the Expiration Date will be accepted for exchange.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Series A Preferred Stock of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The undersigned hereby tenders to the Company the Series A Preferred Stock described in the box entitled "Description of Series A Preferred Stock" below. The undersigned hereby represents that it is the registered owner of all of the Series A Preferred Stock so described and that it has received from each beneficial owner of Series A Preferred Stock so described (collectively, the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal instructing the undersigned to take the actions and authorizing the undersigned to make certain representations, on behalf of the Beneficial Owner, with respect to such Beneficial Owner described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by holders of Series A Preferred Stock if (a) a certificate representing the shares of Series A Preferred Stock is to be physically delivered to the Exchange Agent along with this Letter of Transmittal by such holders, (b) delivery of the Series A Preferred Stock is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Delivery Procedure" section of the Prospectus by any financial institution that is a participant in DTC's system whose name appears on a security position listing as the owner of the Series A Preferred Stock, or (c) a tender of Series A Preferred Stock is made by the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedure" section of the Prospectus (see Instruction 2). Unless you intend to tender your shares of Series A Preferred Stock through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with delivering the physical certificates for Series A Preferred Stock specified herein if applicable, to indicate the action you desire to take with respect to the Exchange Offer.

     Holders of Series A Preferred Stock tendering by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange

Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Series A Preferred Stock into the account of the Exchange Agent at DTC and send to the Exchange Agent a "book-entry confirmation," which shall include an agent's message. An "agent's message" is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a DTC participant tendering the Series A Preferred Stock that the participant has received and agrees to be bound by the terms of the Letter of Transmittal as an undersigned thereof and the Company may enforce such agreement against the participant. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message. ACCORDINGLY, HOLDERS WHO TENDER THEIR SERIES A PREFERRED STOCK THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL.

     The undersigned hereby represents and warrants that the information received from the Beneficial Owners is accurately reflected in the box entitled "Beneficial Owner(s) -- Residence."

     Any Beneficial Owner whose Series A Preferred Stock is registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender its shares of Series A Preferred Stock should contact such registered holder of Series A Preferred Stock promptly and instruct such registered holder of Series A Preferred Stock to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Series A Preferred Stock, either make appropriate arrangements to register ownership of the Series A Preferred Stock in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Series A Preferred Stock. The transfer of registered ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Series A Preferred Stock must (i) complete the box entitled "Description of Series A Preferred Stock," (ii) complete the box entitled "Beneficial
Owner(s) -- Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here," and (v) complete the Substitute Form W-9. No holder of Series A Preferred Stock may withdraw a tender of Series A Preferred Stock after the Exchange Offer Expiration Date, unless the Exchange Offer is terminated without any Series A Preferred Stock being exchanged thereunder. Holders are entitled to withdraw tenders of Series A Preferred Stock by sending to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date notice of withdrawal by written or facsimile transmission setting forth the holder's name, the number of shares and aggregate liquidation preference of the Series A Preferred Stock to be withdrawn, in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

     Holders of Series A Preferred Stock who desire to tender their Series A Preferred Stock for exchange and (i) whose Series A Preferred Stock is not immediately available, (ii) who cannot deliver their Series A Preferred Stock, this Letter of Transmittal and all other documents required to be delivered hereby to the Exchange Agent on or prior to the Exchange Offer Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed on a timely basis and an agent's message delivered, must tender their Series A Preferred Stock pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedure" (see Instruction 2).

     Holders of Series A Preferred Stock who desire to tender their Series A Preferred Stock for exchange must complete columns (1) through (3) in the box below entitled "Description of Series A Preferred Stock" and sign this Letter of Transmittal by completing the box below entitled "Sign Here." If only those columns are completed, such holder of Series A Preferred Stock will have tendered for exchange with respect to all Series A Preferred Stock listed in column (3) below. If a holder of Series A Preferred Stock desires to tender for exchange less than all of such holder's Series A Preferred Stock listed in column (3), column (4) must be completed in full. In such case, such holder of Series A Preferred Stock should refer to Instruction 5.

     Holders of Series A Preferred Stock who do not tender their Series A Preferred Stock prior to the Exchange Offer Expiration Date will have Series A Preferred Stock that remains outstanding and continues to accumulate dividends, but will not retain any rights under the Registration Rights Agreement and will not receive Series B Preferred Stock.

     DELIVERY OF DOCUMENTATION TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person:

     - in whose name Series A Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed bond power, as applicable, from the registered holder; or

     - whose shares of Series A Preferred Stock are held of record by DTC (or its nominee), whose name appears on a security position listing as the owner of the shares of Series A Preferred Stock (and is a participant in
       DTC).
                             ---------------------

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR SERIES A PREFERRED STOCK MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company for exchange the Series A Preferred Stock indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Series A Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the shares of Series A Preferred Stock as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as its lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Series A Preferred Stock with respect to such Series A Preferred Stock, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

     - deliver certificates representing such Series A Preferred Stock, or transfer ownership of such Series A Preferred Stock through book-entry transfer at DTC, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent;

     - present such Series A Preferred Stock for transfer on the books of the Company; and

     - receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Series A Preferred Stock tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned (i) is the owner of the Series A Preferred Stock tendered for exchange hereby, (ii) has full power and authority to tender, sell, assign and transfer the Series A Preferred Stock tendered hereby, and (iii) that when such Series A Preferred Stock is accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to its sale or transfer, and not subject to any adverse claims.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Company's belief, based upon interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties unrelated to the Company, that the Series B Preferred Stock issued pursuant to the Exchange Offer in exchange for the Series A Preferred Stock may be offered for resale, resold and otherwise transferred by any holder thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) any holder that is a broker-dealer) without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that the holder acquires the Series B Preferred Stock in the ordinary course of its business and is not engaging, and has no intention to engage, and has no arrangement or understanding with any person to participate, in the distribution of the Series B Preferred Stock.

     The undersigned hereby further represents that:

     - the Series B Preferred Stock acquired in exchange for the Series A Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such Series B Preferred Stock, whether or not such person is the undersigned,

     - neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Series B Preferred Stock and neither the holder of such Series B Preferred Stock nor any such person is engaging in, or intends to engage in, the distribution of such Series B Preferred Stock, and

     - neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if such holder or any such other person is an affiliate of the Company, that such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned has read and agrees to all of the terms of the Exchange Offer as described in the Prospectus and herein.

     If the undersigned is a broker-dealer that will receive Series B Preferred Stock for its own account in exchange for Series A Preferred Stock, it represents that the Series A Preferred Stock to be exchanged for the Series B Preferred Stock was acquired by it as a result of market-making or other trading activities (a "Participating Broker-Dealer") and acknowledges that it has not entered into an arrangement or understanding with the Company or any "affiliate" of the Company within the meaning of Rule 405 under the Securities Act to distribute the Series B Preferred Stock to be received in the Exchange Offer and that it will deliver the Prospectus in connection with any resale of such Series B Preferred Stock; however, by so acknowledging and by delivering the Prospectus, the undersigned or such Beneficial Owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of the Series B Preferred Stock received in exchange for the Series A Preferred Stock acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such shares of Series B Preferred Stock have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Series A Preferred Stock and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Series B Preferred Stock pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Series B Preferred Stock may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Series B Preferred Stock, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of the Series B Preferred Stock by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Series B Preferred Stock or to and including the date on which the Company has given notice that the sale of Series B Preferred Stock may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Series A Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange, and to have exchanged, validly tendered Series A Preferred Stock if, as and when the Company has given oral or written notice thereof to the Exchange Agent. If any tendered shares of Series A Preferred Stock are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted shares of Series A Preferred Stock will be returned (except as noted herein with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned understands that tenders of Series A Preferred Stock pursuant to any one of the procedures described under "The Exchange
Offer -- Procedures for Tendering Shares of Series A Preferred Stock" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Series A Preferred Stock tendered. The Series A Preferred Stock not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" herein.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please return any Series A Preferred Stock not accepted for exchange in the name(s) of the undersigned or, in the case of a book-entry delivery of Series A Preferred Stock, please credit the account indicated below maintained at DTC. Similarly, unless otherwise indicated in the applicable box entitled "Special Delivery Instructions" below, please mail any certificates for shares of Series A Preferred Stock not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the box entitled "Description of Series A Preferred Stock." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Preferred Stock issued in exchange for the Series A Preferred Stock accepted for exchange in the name(s) of, and return any Series A Preferred Stock not tendered for exchange or not exchanged to, the person(s) and addresses so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A Preferred Stock from the name of the registered holder(s) of such Series A Preferred Stock thereof if the Company does not accept for exchange any of the Series A Preferred Stock so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to the Series A Preferred Stock.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SERIES A PREFERRED STOCK" AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH SERIES A PREFERRED STOCK AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE SERIES A PREFERRED STOCK AS SET FORTH IN SUCH BOX.

     List below the shares of Series A Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and liquidation amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Series A Preferred Stock will be accepted only in liquidation amounts equal to $1,000 or integral multiples thereof.

----------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SERIES A PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL LIQUIDATION
                                                                                                     PREFERENCE OF
                                                              SERIES A PREFERRED    AGGREGATE           SERIES A
                                                              STOCK CERTIFICATE    LIQUIDATION      PREFERRED STOCK
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         NUMBER(S)* (ATTACH    PREFERENCE        TENDERED FOR
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)     ADDITIONAL LIST IF  REPRESENTED BY        EXCHANGE
        ON SERIES A PREFERRED STOCK CERTIFICATE(S))               NECESSARY)      CERTIFICATE(S)  (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------------



                                                                                 -------------------------------------



                                                                                 -------------------------------------



                                                                                 -------------------------------------



                                                                                 -------------------------------------



                                                                                 -------------------------------------



                                                                                 -------------------------------------
----------------------------------------------------------------------------------------------------------------------
 TOTAL LIQUIDATION PREFERENCE OF SERIES A PREFERRED STOCK TENDERED:
----------------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders tendering by book-entry transfer.
** Need not be completed by holders who wish to tender with respect to all Series A Preferred Stock listed.
  See Instruction 2.
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                BENEFICIAL OWNER(S) -- RESIDENCE
--------------------------------------------------------------------------------------------------------------------------------
      STATE OF DOMICILE/PRINCIPAL PLACE OF BUSINESS OF                AGGREGATE LIQUIDATION PREFERENCE OF SERIES A PREFERRED
      EACH BENEFICIAL OWNER OF SERIES A PREFERRED STOCK                    STOCK HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                           USE OF BOOK ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED SERIES A PREFERRED STOCK IS BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
--------------------------------------------------------------------------------

DTC Book-Entry Account No.:
--------------------------------------------------------------------------------

Transaction Code No.:
--------------------------------------------------------------------------------

                           USE OF GUARANTEED DELIVERY

     If holders desire to tender Series A Preferred Stock pursuant to the Exchange Offer and (i) certificates representing such Series A Preferred Stock are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Series A Preferred Stock or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, such holders may effect a tender of such Series A Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure."

[ ]CHECK HERE IF TENDERED SERIES A PREFERRED STOCK IS BEING DELIVERED PURSUANT
   TO THE NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of holder(s) of Series A Preferred Stock:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Window Ticket No. (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

If Delivered by Book-Entry Transfer, Name of Tendering Institution:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DTC Book-Entry Account No.:
--------------------------------------------------------------------------------

Transaction Code No.:
--------------------------------------------------------------------------------

                       BROKER-DEALER COPIES OF PROSPECTUS

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Number of Shares of Series A Preferred Stock so held:
--------------------------------------------------------------------------------

                             FOR USE BY AFFILIATES

[ ] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING SERIES
    A PREFERRED STOCK IS AN AFFILIATE OF THE COMPANY.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Number of Shares of Series A Preferred Stock so held:
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF SERIES A PREFERRED STOCK REGARDLESS
  OF WHETHER SERIES A PREFERRED STOCK IS BEING PHYSICALLY DELIVERED HEREWITH)

     If a holder is tendering any Series A Preferred Stock, this Letter of Transmittal must be signed by the holder(s) of the Series A Preferred Stock exactly as the name(s) appear(s) on the certificate(s) representing the Series A Preferred Stock or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Series A Preferred Stock, or by any person(s) authorized to become registered Series A Preferred Stock holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title and submit evidence satisfactory to the Company of each such person's authority to so act. See Instruction 1.

     If the signature appearing below is not of a registered holder of the Series A Preferred Stock, then the registered holder must sign a valid proxy.


X --------------------------------------         Date: ----------------------------------
X --------------------------------------         Date: ----------------------------------
    SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED
                    SIGNATORY
Name(s): --------------------------------        Address: --------------------------------
         --------------------------------        --------------------------------
(PLEASE PRINT)                                   (INCLUDING ZIP CODE)
Capacity: ------------------------------         Area Code and Telephone No.: -----------
Social Security No.: -------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 1 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date: ------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 6, 7 AND 8 HEREIN)

  To be completed ONLY (i) if the Series B Preferred Stock issued in exchange for Series A Preferred Stock, certificates for Series A Preferred Stock in a number of shares not exchanged for Series B Preferred Stock, or Series A Preferred Stock (if any) not tendered for exchange, is to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or (ii) if Series A Preferred Stock tendered by book-entry transfer which is not accepted for exchange is to be returned by credit to an account maintained at DTC other than the account indicated above.

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                                                        ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit unexchanged Series A Preferred Stock delivered by book-entry transfer to DTC account set forth below.

--------------------------------------------------------------------------------
                      (DTC ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 6, 7 AND 8 HEREIN)

  To be completed ONLY if the Series B Preferred Stock issued in exchange for Series A Preferred Stock, certificates for Series A Preferred Stock in a number of shares not exchanged for Series B Preferred Stock, or Series A Preferred Stock (if any) not tendered for exchange, is to be mailed or delivered (i) to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or (ii) to such person or persons at an address other than shown above in the box entitled "Description of Series A Preferred Stock" on this Letter of Transmittal.

Mail or deliver the Series A Preferred Stock or Series B Preferred Stock, as the case may be, to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                                                        ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                              SUBSTITUTE FORM W-9
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
              PAYER'S NAME: WACHOVIA BANK, N.A., AS EXCHANGE AGENT

------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART I -- TAXPAYER IDENTIFICATION NUMBER -- For all       ---------------------------
FORM W-9                    accounts, enter your taxpayer identification number in    Social Security Number
DEPARTMENT OF THE TREASURY  the box at right. (For most individuals, this is your
INTERNAL REVENUE SERVICE    social security number. If you do not have a number, see  OR
                            "Obtaining a Number" in the enclosed Guidelines.)         ---------------------------
PAYER'S REQUEST FOR         Certify by signing and dating below. Note: If the ac-     Employer Identification
TAXPAYER                    count is in more than one name, see the chart in the      Number
IDENTIFICATION NUMBER       enclosed Guidelines to determine which number to give
(TIN)                       the payer.
                            --------------------------------------------------------------------------------------
                            PART 2 -- For Payees Exempt from Backup Withholding, see  PART 3 --
                            the enclosed Guidelines and complete as instructed        Awaiting TIN  [ ]
                            therein.
------------------------------------------------------------------------------------------------------------------
CERTIFICATION -- "Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because:
  (a) I am exempt from backup withholding, or
  (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or
    (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATE INSTRUCTIONS -- "You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature: ------------------------------------------                                 Date: --------------------
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE: ------------------------------ DATE: -------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                  PAGE 1 OF 2

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------
                                   GIVE THE
                                   SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:          NUMBER OF--
---------------------------------------------------------------
1.   An individual's account       The individual
2.   Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   funds, the first individual
                                   on the account (1)
3.   Custodian account of a minor  The minor (2)
     (Uniform Gift to Minors Act)
4.   a. A revocable savings trust  The grantor-trustee (1)
        account (in which grantor
        is also trustee)
     b. Any "trust" account that   The actual owner (1)
     is not a legal or valid
        trust under state law
5.   Sole proprietorship account   The owner (3)
6.   A valid trust, estate or      Legal entity (Do not furnish
     pension trust                 the identifying number of
                                   the personal representative
                                   or trustee unless the legal
                                   entity itself is not
                                   designated in the account
                                   title.) (4)
---------------------------------------------------------------

 -------------------------------------------------------------------------------
                                               GIVE THE EMPLOYER
                                               IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                      NUMBER OF --
 -------------------------------------------------------------------------------
    7.     Corporate account                   The corporation
    8.     Religious, charitable, educational  The organization
           or other tax exempt organization
           account
    9.     Partnership                         The partnership
   10.     A broker or registered nominee      The broker or nominee
   11.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a state or
           local government, school district
           or prison) that receives
           agricultural program payments

---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner and you may also enter the business or "doing business as" name. Use either the owner's social security number or the employer identification number of the business (if it has one).
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                  PAGE 2 OF 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number, or Form SS-4, Application for an Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. United States resident aliens who cannot obtain a social security number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Even if you do not provide a TIN in the manner required, the payor is NOT REQUIRED to backup withhold on any payments it makes if you are:

   1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

   2. The United States or any of its agencies or instrumentalities.

   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

   4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

   5. An international organization or any of its agencies or instrumentalities.

Other payees that MAY BE EXEMPT from backup withholding include:

   6. A corporation.

   7. A foreign central bank of issue.

   8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

   9. A futures commission merchant registered with the Commodity Futures Trading Commission.

  10. A real estate investment trust.

  11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

  12. A common trust fund operated by a bank under section 584(a).

  13. A financial institution.

  14. A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  15. A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding with respect to payees of the types set forth in items 1 through 15, above.

 INTEREST AND DIVIDEND PAYMENTS. -- All listed payees are exempt except the payee in item 9.

 BROKER TRANSACTIONS. -- All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments that are not subject to information reporting also are not subject to backup withholding.

DIVIDENDS AND PATRONAGE DIVIDENDS that generally are exempt from backup withholding include:

 Payments to nonresident aliens subject to withholding under section 1441.

 Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

 Payments of patronage dividends not paid in money.

 Payments made by certain foreign organizations.

 Section 404(k) distributions made by an ESOP.

INTEREST PAYMENTS that generally are exempt from backup withholding include:

 Payments of interest on obligations issued by individuals.

 However, if you pay $600 or more of interest IN THE COURSE OF YOUR TRADE OR BUSINESS to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

 Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 Payments described in section 6049(b)(5) to nonresident aliens.

 Payments on tax-free covenant bonds under section 1451.

 Payments made by certain foreign organizations.

 Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILING INSTRUCTIONS

FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBER -- If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule l7Ad-l5 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

     a.  The Securities Transfer Agents Medallion Program (STAMP)

     b.  The New York Stock Exchange Medallion Signature Program (MSP)

     c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Stock tendered herewith and such registered holder(s) have not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) if such Series A Preferred Stock is tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2.  Delivery of this Letter of Transmittal, Guaranteed Delivery
Procedure. This Letter of Transmittal is to be completed by holders of Series A Preferred Stock (i) (a) if certificates are to be forwarded herewith or (b) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer", and (ii) if instructions are not being transmitted through ATOP. Certificates for all physically tendered Series A Preferred Stock or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an agent's message (as defined in the Prospectus) in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date. Holders of Series A Preferred Stock who elect to tender Series A Preferred Stock and (i) whose Series A Preferred Stock is not immediately available, or (ii) who cannot deliver the Series A Preferred Stock, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, must tender their Series A Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Series A Preferred Stock, the certificate number(s) of such Series A Preferred Stock and the aggregate liquidation amount of Series A Preferred Stock tendered for exchange, stating that tender is being made and guaranteeing that, within five New York Stock Exchange trading days after the Exchange Offer Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Series A Preferred Stock (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Series A Preferred Stock, in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Exchange Offer Expiration Date.

     THE METHOD OF DELIVERY OF SERIES A PREFERRED STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH

DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY SHALL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXCHANGE OFFER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL, THE AGENT'S MESSAGE, THE NOTICE OF GUARANTEED DELIVERY, BOOK-ENTRY CONFIRMATION NOR ANY SERIES A PREFERRED STOCK SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Series A Preferred Stock, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or the agent's message, waive any right to receive notice of the acceptance of their Series A Preferred Stock for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Series A Preferred Stock" above is inadequate, the certificate numbers and liquidation preferences of the Series A Preferred Stock being tendered should be listed on a separate signed schedule affixed hereto.

     4. Withdrawals and Revocations. A tender of Series A Preferred Stock may be withdrawn at any time until 5:00 p.m., New York City time, on the Exchange Offer Expiration Date. Tendered Series A Preferred Stock may not be withdrawn at any time after the Exchange Offer Expiration Date unless the Exchange Offer is terminated without any Series A Preferred Stock being purchased thereunder. In the event of such a termination, all tendered Series A Preferred Stock will be returned to the tendering holder as promptly as practicable.

     If certificates representing Series A Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, then the name of the registered holder and the numbers of the particular certificates evidencing the Series A Preferred Stock to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Series A Preferred Stock tendered by an Eligible Institution (in which case no signature guarantee shall be required), must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Series A Preferred Stock. If Series A Preferred Stock has been tendered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal must also specify the name and number of the account at DTC to be credited with the withdrawn Series A Preferred Stock. Any Series A Preferred Stock so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Series B Preferred Stock will be issued unless the Series A Preferred Stock so withdrawn is validly retendered. Properly withdrawn Series A Preferred Stock may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Shares of Series A Preferred Stock" at any time prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date.

     5. Partial Tenders. If a tender for exchange is to be made with respect to less than all of the aggregate liquidation preference represented by any certificate for Series A Preferred Stock, fill in the liquidation preference of shares of Series A Preferred Stock which are tendered for exchange in column (4) of the box entitled "Description of Series A Preferred Stock," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate for the remainder of the shares of Series A Preferred Stock will, unless otherwise indicated in the appropriate box on this Letter of Transmittal, be sent to the holders of the Series A Preferred Stock as promptly as practicable after the expiration or termination of the Exchange Offer.

     6.  Signatures on this Letter of Transmittal; Assignment and Endorsements.

     (a) The signature(s) of the holder of Series A Preferred Stock on this Letter of Transmittal must correspond with the name(s) as written on the face of the Series A Preferred Stock certificate(s) without alteration, enlargement or any change whatsoever.

     (b) If tendered Series A Preferred Stock is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Series A Preferred Stock is registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Series A Preferred Stock listed and transmitted hereby, no endorsements of Series A Preferred Stock or stock powers are required. If, however, Series A Preferred Stock not tendered or not accepted is to be issued or returned in the name of a person other than the holder of the Series A Preferred Stock, then the Series A Preferred Stock transmitted hereby must be endorsed or accompanied by a properly completed stock power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of the Series A Preferred Stock appear(s) on the Series A Preferred Stock certificate(s). Signatures on such endorsements of Series A Preferred Stock or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or endorsements of Series A Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Series A Preferred Stock listed, the Series A Preferred Stock must be endorsed or accompanied by a properly completed stock power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Series A Preferred Stock appear(s) on the certificates. Signatures on such endorsements of Series A Preferred Stock or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Series A Preferred Stock pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Series A Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Special Issuance and Delivery Instructions. If the Series B Preferred Stock is to be issued, or if any Series A Preferred Stock not tendered for exchange is to be issued or sent to someone other than the holder of Series A Preferred Stock or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Series A Preferred Stock tendering Series A Preferred Stock by book-entry transfer may request that Series A Preferred Stock not accepted be credited to such account maintained at DTC as such holder of Series A Preferred Stock may designate.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance, revocation and withdrawal of tendered Series A Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Preferred Stock not properly tendered, or any Series A Preferred Stock the Company's acceptance of which and the subsequent issuance of Series B Preferred Stock would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Series A Preferred Stock.

The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Preferred Stock must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Series A Preferred Stock, none of the Company, the Exchange Agent or any other person shall incur any liability for failure to give such notification. Tenders of Series A Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Preferred Stock received by the Exchange Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions to the Exchange Offer" in the Prospectus in the case of any Series A Preferred Stock tendered (except as otherwise provided in the Prospectus).

     11. Mutilated, Lost, Stolen or Destroyed Series A Preferred Stock Certificates. Any tendering holder whose Series A Preferred Stock certificate has been mutilated, lost, stolen or destroyed should contact the Exchange Agent listed below for further instructions:

        Wachovia Bank, N.A.
        Corporate Actions
        1525 West W.T. Harris Boulevard, Building 3C3
        Charlotte, North Carolina 28262-1153
        Attention: Anthony G. Adams

     12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at its address or telephone number set forth on the front of this Letter of Transmittal.

     Important: This Letter of Transmittal (or a facsimile thereof, if applicable) or an agent's message, in the case of book-entry transfer, together with certificates, or confirmation of book-entry or the notice of guaranteed delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date with respect to holders wishing to exchange the Series A Preferred Stock.

                         (DO NOT WRITE IN SPACE BELOW)

----------------------------------------------------------------------------------------
                                SERIES A PREFERRED STOCK      SERIES A PREFERRED STOCK
  CERTIFICATE SURRENDERED               TENDERED                      ACCEPTED
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Delivery Prepared By ----------  Checked By ----------  Date----------

----------------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      WACHOVIA BANK, N.A., EXCHANGE AGENT

    By Hand Or Overnight         Facsimile Transmissions:      By Registered Or Certified
          Delivery:            (Eligible Institutions Only)               Mail:
                                      (704) 590-7628               Wachovia Bank, N.A.
     Wachovia Bank, N.A.                                      National Trust Services Group
National Trust Services Group   To Confirm by Telephone or           40 Broad Street
       40 Broad Street             for Information Call:                5th Floor
          5th Floor                  (704) [        ]           New York, New York 10004
  New York, New York 10004                                      Attention: Keith Williams
  Attention: Keith Williams